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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIE EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 11, 2007
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
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               (Exact name of registrant as specified in charter)

         Delaware                      0-22624                    05-0473908
         Delaware                      1-11432                    05-0475617
         Delaware                      1-11436                    22-3182164
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(State or other jurisdiction of     (Commission              (IRS Employer
incorporation or organization)      File Number)             Identification No.)

1000 Columbia Avenue
Linwood, Pennsylvania                                                  19061
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

SECTION 8 - OTHER EVENTS

ITEM 8.01 - Other Events.

In connection with the previously announced commitments for exit financing, Foamex International Inc. (the "Company") will be distributing the attached supplemental financial information to prospective lenders. Funds drawn from the exit facilities, together with the net proceeds of the ongoing rights offering, will fund the Company's cash obligations under its Chapter 11 plan of reorganization.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - Financial Statements and Exhibits.

(d)  Exhibits

     99.1 Supplemental Financial Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 11, 2007

                             FOAMEX INTERNATIONAL INC.


                             By:        /s/Gregory J. Christian
                                        ----------------------------------------
                             Name:      Gregory J. Christian
                             Title:     Executive Vice President and
                                        General Counsel

                             FOAMEX L.P.
                             By:        FMXI, LLC,
                                        its Managing General Partner

                             By:        /s/ Gregory J. Christian
                                        ----------------------------------------
                             Name:      Gregory J. Christian
                             Title:     Vice President and Secretary

                             FOAMEX CAPITAL CORPORATION

                             By:        /s/ Gregory J. Christian
                                        ----------------------------------------
                             Name:      Gregory J. Christian
                             Title:     Vice President and Secretary

                                  EXHIBIT INDEX

Exhibit
Number            Description

99.1              Supplemental Financial Information.